UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-22050

Exact name of registrant as specified in charter:	Delaware Enhanced Global Dividend and Income Fund

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	November 30

Date of reporting period:	February 28, 2013

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Enhanced Global Dividend and Income Fund

February 28, 2013

	Number of	Value
	Shares	(U.S. $)
❖Common Stock – 61.15%
Consumer Discretionary – 8.61%
Bayerische Motoren Werke	13,712	$1,265,747
Coach	20,500	990,765
†DIRECTV Class A	2,250	108,383
Don Quijote	44,400	1,748,880
Genuine Parts	10,000	710,300
Hyundai Home Shopping Network	9,237	1,158,512
Mattel	18,500	753,875
Nitori Holdings	17,254	1,286,625
PPR	6,820	1,528,908
*Publicis Groupe	15,995	1,057,142
Sumitomo Rubber Industries	62,761	978,006
Techtronic Industries	386,500	770,448
Toyota Motor	56,205	3,177,085
Yue Yuen Industrial Holdings	530,500	1,792,137
		17,326,813
Consumer Staples – 6.76%
Archer-Daniels-Midland	18,700	595,782
†Aryzta	48,454	2,784,238
Carlsberg Class B	13,186	1,355,216
Coca-Cola Amatil	72,174	1,068,181
ConAgra Foods	30,500	1,040,355
*Greggs	109,714	833,233
Kimberly-Clark	11,100	1,046,508
Kraft Foods Group	21,200	1,027,564
Lorillard	25,500	982,770
*Safeway	43,800	1,045,068
TESCO	325,481	1,825,398
		13,604,313
Diversified REITs – 0.84%
Champion REIT	125,000	63,825
Fibra Uno Administracion	87,563	271,405
Investors Real Estate Trust	10,260	97,573
Lexington Reality Trust	55,424	635,158
Mapletree Logistics Trust	70,996	69,941
Nieuwe Steen Investments	89	640
Orix JREIT	85	100,076
Stockland	70,059	269,059
Vornado Realty Trust	2,361	189,376
		1,697,053
Energy – 5.49%
Chevron	5,700	667,755
CNOOC	681,000	1,338,187
ConocoPhillips	11,700	678,015
Occidental Petroleum	6,300	518,679
Royal Dutch Shell ADR	13,700	922,558
Spectra Energy	22,400	650,496
*Subsea 7	71,852	1,698,691
Total	39,640	1,981,994
Total ADR	18,700	935,374
Transocean	22,700	1,187,210
Williams	13,500	468,585
		11,047,544

Financials – 6.15%
*AXA	100,326	1,742,830
BB&T	26,600	807,576
Fifth Street Finance	29,732	318,128
Gallagher (Arthur J.)	26,900	1,035,112
Marsh & McLennan	19,300	716,802
Mitsubishi UFJ Financial Group	399,728	2,212,923
Nordea Bank	150,889	1,746,317
Nordea Bank FDR	37,612	435,589
Solar Capital	8,100	198,450
Standard Chartered	58,906	1,605,336
Travelers	10,700	860,494
†UniCredit	137,283	697,616
		12,377,173
Healthcare – 7.88%
AbbVie	18,500	683,020
Alliance HealthCare Services	1,689	11,891
AstraZeneca ADR	13,700	622,528
Baxter International	8,000	540,800
Bristol-Myers Squibb	20,500	757,885
Cardinal Health	11,700	540,657
Johnson & Johnson	11,400	867,654
*Meda Class A	50,409	568,990
Merck	28,400	1,213,532
Novartis	31,569	2,144,125
Pfizer	40,260	1,101,916
Sanofi	23,760	2,251,593
Sanofi ADR	15,600	736,476
Stada Arzneimittel	44,207	1,727,526
Teva Pharmaceutical Industries ADR	56,200	2,101,880
		15,870,473
Healthcare REITs – 0.27%
HCP	1,100	53,768
Health Care REIT	1,875	120,263
Ventas	5,342	378,106
		552,137
Hotel REITs – 0.50%
Ashford Hospitality Trust	61,800	727,386
DiamondRock Hospitality	17,600	157,344
LaSalle Hotel Properties	1,200	30,468
Summit Hotel Properties	9,300	89,280
		1,004,478
Industrial REITs – 1.13%
BWP Trust	60,000	144,630
DCT Industrial Trust	16,877	122,527
†First Industrial Realty Trust	63,827	1,012,935
Goodman Group	49,447	234,849
ProLogis	385	14,992
STAG Industrial	35,063	743,686
		2,273,619
Industrials – 5.92%
*Alstom	29,623	1,307,292
†Delta Air Lines	6	86
Deutsche Post	67,324	1,510,589
East Japan Railway	25,461	1,879,388
†Flextronics International	7,400	49,210
ITOCHU	154,202	1,780,565
Koninklijke Philips Electronics	52,862	1,499,099
Northrop Grumman	9,500	623,960
Raytheon	16,800	916,776
Vinci	28,819	1,333,896
Waste Management	27,300	1,018,836
		11,919,697

Information Technology – 4.55%
Applied Materials	64,100	878,170
Canon ADR	16,700	607,379
*†CGI Group Class A	104,089	2,750,740
Cisco Systems	32,000	667,200
Intel	54,000	1,125,900
Microsoft	26,000	722,800
†Research in Motion	35,000	467,250
*Teleperformance	47,140	1,940,619
		9,160,058
Mall REITs – 0.81%
CBL & Associates Properties	4,199	95,485
General Growth Properties	12,497	239,193
Macerich	389	23,383
Pennsylvania Real Estate Investment Trust	8,500	153,425
*Rouse Properties	748	12,424
Simon Property Group	6,908	1,097,405
		1,621,315
Manufactured Housing REITs – 0.24%
Equity Lifestyle Properties	2,478	182,604
*Sun Communities	6,586	306,446
		489,050
Materials – 4.12%
†AuRico Gold	123,691	773,706
duPont (E.I.) deNemours	12,600	603,540
*Lafarge	14,894	1,004,210
MeadWestvaco	18,500	660,635
Rexam	179,069	1,397,996
Rio Tinto	35,345	1,899,127
Yamana Gold	132,563	1,951,516
		8,290,730
Mixed REITs – 0.57%
*Digital Realty Trust	10,200	683,195
Duke Realty	11,447	184,984
*DuPont Fabros Technology	2,500	57,900
Liberty Property Trust	4,797	186,076
PS Business Parks	400	29,596
		1,141,751
Mortgage REITs – 0.32%
Chimera Investment	17,000	50,660
*Starwood Property Trust	20,900	584,155
		634,815
Multifamily REITs – 0.46%
Apartment Investment & Management	15,728	465,864
BRE Properties	1,000	48,610
Camden Property Trust	5,109	353,236
Equity Residential	1,200	66,048
		933,758
Office REITs – 0.74%
*Alstria Office REIT	33,657	393,698
Commonwealth Property Office Fund	105,000	119,580
*Government Properties Income Trust	4,752	125,738
Link REIT	33,000	176,369
Mack-Cali Realty	11,500	326,370
Parkway Properties	20,673	349,580
		1,491,335
Real Estate Management & Development – 0.02%
Cyrela Brazil Realty	4,100	36,031
		36,031

Self-Storage REITs – 0.17%
Extra Space Storage	4,555	170,539
Public Storage	1,150	173,892
		344,431
Shopping Center REITs – 0.84%
Agree Realty	9,350	262,455
Corio	2,685	123,873
*Equity One	1,500	35,265
First Capital Realty	2,922	53,756
Kimco Realty	12,857	279,897
Ramco-Gershenson Properties Trust	19,634	310,216
Regency Centers	900	46,692
Unibail-Rodamco	1,399	322,943
Westfield Group	16,989	194,349
Westfield Retail Trust	21,112	68,573
		1,698,019
Single Tenant REIT – 0.18%
*National Retail Properties	10,537	363,000
		363,000
Specialty REITs – 1.33%
EPR Properties	8,736	426,229
*Gladstone Land	18,590	280,151
GLP J-REIT	304	277,542
Home Loan Servicing Solution	32,995	744,367
Nippon Prologis REIT	100	783,468
Plum Creek Timber	1,520	73,720
Potlatch	1,730	76,137
Rayonier	450	25,142
		2,686,756
Telecommunications – 2.26%
AT&T	30,500	1,095,255
=†Century Communications	125,000	0
CenturyLink	2,453	85,046
France Telecom ADR	900	8,784
KDDI	13,485	1,012,848
Mobile TeleSystems ADR	55,200	1,142,088
Verizon Communications	15,100	702,603
Vodafone Group	199,889	502,132
		4,548,756
Utilities – 0.99%
American Water Works	800	31,560
†=Calpine	70,000	0
Edison International	10,500	504,315
†Mirant (Escrow)	50,000	0
National Grid	60,282	667,288
National Grid ADR	11,500	633,650
NorthWestern	3,800	148,124
NRG Energy	18	432
		1,985,369
Total Common Stock (cost $107,836,986)		123,098,474

Convertible Preferred Stock – 2.69%
ArcelorMittal 6.00% exercise price $20.94, expiration date 12/21/15	6,150	145,582
Aspen Insurance Holdings 5.625% exercise price $29.28, expiration date 12/31/49	10,874	704,092
#Chesapeake Energy 144A 5.75% exercise price $27.90, expiration date 12/31/49	430	446,931
El Paso Energy Capital Trust I 4.75% exercise price $34.49 expiration date 3/31/28	1,950	111,618
HealthSouth 6.50% exercise price $30.50, expiration date 12/31/49	835	958,893
Huntington Bancshares 8.50% exercise price $11.95, expiration date 12/31/49	510	647,700
MetLife 5.00% exercise price $44.28 expiration date 9/4/13	13,000	613,600
PPL 9.50% exercise price $28.80, expiration date 7/1/13	12,650	696,762
SandRidge Energy 8.50% exercise price $8.01, expiration date 12/31/49	2,205	213,687
Wells Fargo 7.50% exercise price $156.71, expiration date 12/31/49	695	881,260
Total Convertible Preferred Stock (cost $4,927,205)		5,420,125

Exchange-Traded Fund – 0.30%
*iPATH S&P 500 VIX Short-Term Futures ETN	25,000	599,250
Total Exchange-Traded Fund (cost $1,178,000)		599,250

		Principal
		Amount°
Agency Collateralized Mortgage Obligations – 0.11%
Fannie Mae REMICs
Series 2001-50 BA 7.00% 10/25/41	USD	94,272	100,019
Series 2003-122 AJ 4.50% 2/25/28		14,553	14,649
Freddie Mac
Series 2557 WE 5.00% 1/15/18		47,822	51,031
Series 3131 MC 5.50% 4/15/33		19,542	19,859
Series 3173 PE 6.00% 4/15/35		42,845	44,410
Total Agency Collateralized Mortgage Obligations (cost $220,776)			229,968

Agency Mortgage-Backed Securities – 0.79%
•Fannie Mae ARM
2.716% 10/1/36		6,532	6,962
2.775% 4/1/36		10,565	11,272
2.811% 11/1/35		10,244	10,920
2.88% 10/1/36		10,026	10,677
3.135% 3/1/38		13,408	14,223
6.176% 4/1/36		37,072	39,649
Fannie Mae S.F. 15 yr
4.00% 11/1/25		124,072	134,929
5.50% 1/1/23		22,196	24,249
Fannie Mae S.F. 15 yr TBA
2.50% 3/1/28		42,000	43,621
2.50% 4/1/28		50,000	51,828
3.00% 3/1/28		85,000	89,463
3.00% 4/1/28		15,000	15,762
Fannie Mae S.F. 20 yr 5.50% 12/1/29		1,667	1,818
Fannie Mae S.F. 30 yr
4.00% 11/1/40		2,248	2,399
4.00% 9/1/41		1,626	1,736
4.50% 7/1/36		1,732	1,865
6.50% 6/1/36		18,654	20,992
6.50% 10/1/36		13,141	14,705
6.50% 12/1/37		20,484	23,022
Freddie Mac 6.00% 1/1/17		6,581	6,709
•Freddie Mac ARM
2.762% 7/1/36		8,737	9,330
5.77% 10/1/36		16,707	18,010
Freddie Mac S.F. 15 yr
5.00% 6/1/18		8,375	8,955
5.00% 12/1/22		39,125	41,967
Freddie Mac S.F. 30 yr
5.00% 1/1/34		387,085	420,280
7.00% 11/1/33		31,432	37,020
9.00% 9/1/30		45,261	49,929
GNMA I S.F. 30 yr
7.50% 12/15/23		64,230	76,740
7.50% 1/15/32		53,449	65,118
9.50% 9/15/17		54,507	62,084
12.00% 5/15/15		17,890	19,265
GNMA II S.F. 30 yr
6.00% 11/20/28		60,255	68,619
6.50% 2/20/30		160,784	184,937
Total Agency Mortgage-Backed Securities (cost $1,456,834)			1,589,055

Commercial Mortgage-Backed Securities – 0.27%
BAML Commercial Mortgage
Series 2005-1 A3 4.877% 11/10/42	4,565	4,571
•Series 2005-6 A4 5.187% 9/10/47	180,000	198,263
•Bear Stearns Commercial Mortgage Securities Series 2006-PW12 A4 5.711% 9/11/38	25,000	28,275
•tCommercial Mortgage Pass Through Certificates Series 2005-C6 A5A 5.116% 6/10/44	10,000	10,892
Goldman Sachs Mortgage Securities II
*•Series 2004-GG2 A6 5.396% 8/10/38	60,000	62,864
Series 2005-GG4 A4A 4.751% 7/10/39	115,000	122,877
•Series 2006-GG6 A4 5.553% 4/10/38	10,000	11,097
•JPMorgan Chase Commercial Mortgage Securities Series 2005-LDP3 A4A 4.936% 8/15/42	35,000	37,916
•Morgan Stanley Capital I Series 2007-T27 A4 5.649% 6/13/42	25,000	29,298
WF-RBS Commercial Mortgage Trust
Series 2012-C9 A3 2.87% 11/15/45	10,000	10,114
Series 2013-C11 A5 3.071% 3/15/45	10,000	10,273
Series 2013-C11 AS 3.311% 3/15/45	10,000	10,281
Total Commercial Mortgage-Backed Securities (cost $463,797)		536,721

Convertible Bonds – 13.11%
Basic Industry – 0.48%
*Peabody Energy 4.75% exercise price $57.95, expiration date 12/15/41	681,000	581,829
Steel Dynamics 5.125% exercise price $17.29, expiration date 6/15/14	341,000	384,478
		966,307
Capital Goods – 1.29%
L-3 Communications Holdings 3.00% exercise price $91.21, expiration date 8/1/35	769,000	783,419
#Owens-Brockway Glass Container 144A 3.00% exercise price $47.47, expiration date 5/28/15	1,245,000	1,255,115
#Titan Machinery 144A 3.75% exercise price $43.17, expiration date 4/30/19	536,000	550,405
		2,588,939
Communications – 1.40%
#Alaska Communications Systems Group 144A 6.25% exercise price $10.28 expiration date 4/27/18	597,000	420,512
#*Clearwire Communications 144A 8.25% exercise price $7.08, expiration date 11/30/40	372,000	408,270
*Leap Wireless International 4.50% exercise price $93.21, expiration date 7/10/14	826,000	828,065
Rovi 2.625% exercise price $47.36, expiration date 2/10/40	497,000	504,455
SBA Communications 4.00% exercise price $30.38, expiration date 9/29/14	274,000	650,236
		2,811,538
Consumer Cyclical – 1.18%
*ΦArvinMeritor 4.00% exercise price $26.73, expiration date 2/12/27	1,493,000	1,168,273
#Iconix Brand Group 144A 2.50% exercise price $30.75, expiration date 5/31/16	634,000	689,079
International Game Technology 3.25% exercise price $19.95 expiration date 5/1/14	493,000	525,969
		2,383,321
Consumer Non-Cyclical – 2.14%
*Alere 3.00% exercise price $43.98, expiration date 5/15/16	705,000	680,766
Dendreon 2.875% exercise price $51.24, expiration date 1/13/16	586,000	486,380
#Illumina 144A 0.25% exercise price $83.55, expiration date 3/11/16	297,000	284,192
LifePoint Hospitals 3.50% exercise price $51.79, expiration date 5/14/14	870,000	920,569
Medtronic 1.625% exercise price $53.13, expiration date 4/15/13	346,000	346,649
Mylan 3.75% exercise price $13.32, expiration date 9/10/15	188,000	427,700
NuVasive 2.75% exercise price $42.13, expiration date 6/30/17	1,077,000	1,019,110
#Opko Health 144A 3.00% exercise price $7.07 expiration date 1/28/33	143,000	149,971
		4,315,337
Energy – 0.59%
*Chesapeake Energy 2.50% exercise price $51.14, expiration date 5/15/37	349,000	334,604
Helix Energy Solutions Group 3.25% exercise price $25.02, expiration date 3/12/32	697,000	862,538
		1,197,142
Financials – 0.95%
Ares Capital 5.75% exercise price $19.13, expiration date 2/1/16	561,000	610,789
BGC Partners 4.50% exercise price $9.84, expiration date 7/13/16	365,000	349,488
PHH 4.00% exercise price $25.80, expiration date 8/27/14	867,000	959,660
		1,919,937
Industrials – 0.34%
ΦGeneral Cable 4.50% exercise price $36.75, expiration date 11/15/29	584,000	685,470
		685,470

Insurance – 0.20%
#WellPoint 144A 2.75% exercise price $75.57, expiration date 10/15/42	374,000	401,115
		401,115
Real Estate – 0.30%
#Lexington Realty Trust 144A 6.00% exercise price $6.93, expiration date 1/11/30	358,000	605,244
		605,244
Service – 1.03%
Live Nation Entertainment 2.875% exercise price $27.14, expiration date 7/14/27	1,232,000	1,241,240
MGM Resorts International 4.25% exercise price $18.58, expiration date 4/10/15	768,000	828,480
		2,069,720
Technology – 3.21%
Advanced Micro Devices
6.00% exercise price $28.08, expiration date 4/30/15	898,000	863,203
#144A 6.00% exercise price $28.08, expiration date 4/30/15	31,000	29,799
#Ciena 144A 3.75% exercise price $20.17, expiration date 10/15/18	535,000	602,544
*ΦHologic 2.00% exercise price $31.17, expiration date 2/27/42	597,000	619,761
Intel 3.25% exercise price $22.20, expiration date 8/1/39	501,000	593,688
Linear Technology 3.00% exercise price $42.07 expiration date 4/30/27	959,000	1,029,725
Nuance Communications 2.75% exercise price $32.30, expiration date 11/1/31	450,000	464,906
*SanDisk 1.50% exercise price $52.37 expiration date 8/11/17	529,000	653,976
#TIBCO Software 144A 2.25% exercise price $50.57 expiration date 4/30/32	1,004,000	982,037
VeriSign 3.25% exercise price $34.37, expiration date 8/15/37	424,000	615,330
		6,454,969
Total Convertible Bonds (cost $24,283,784)		26,399,039

Corporate Bonds – 41.87%
Automobiles – 1.14%
American Axle & Manufacturing
7.75% 11/15/19	55,000	60,775
7.875% 3/1/17	225,000	232,315
*ArvinMeritor 8.125% 9/15/15	281,000	298,211
*Chrysler Group 8.25% 6/15/21	715,000	795,438
Dana Holding 6.75% 2/15/21	119,000	130,156
#International Automotive Components Group 144A 9.125% 6/1/18	290,000	286,375
#Jaguar Land Rover 144A
5.625% 2/1/23	200,000	205,500
*8.125% 5/15/21	260,000	290,550
		2,299,320
Banking – 0.98%
Abbey National Treasury Services 4.00% 4/27/16	30,000	31,927
Bank of America
2.00% 1/11/18	35,000	35,021
3.875% 3/22/17	10,000	10,783
*Barclays Bank 7.625% 11/21/22	375,000	375,000
Citigroup 4.05% 7/30/22	10,000	10,402
City National 5.25% 9/15/20	15,000	16,710
•Fifth Third Capital Trust IV 6.50% 4/15/37	5,000	5,025
#•HBOS Capital Funding 144A 6.071% 6/29/49	659,000	579,921
HSBC Holdings 4.00% 3/30/22	25,000	26,966
JPMorgan Chase 3.20% 1/25/23	30,000	30,118
Morgan Stanley 3.75% 2/25/23	20,000	20,244
PNC Funding
5.125% 2/8/20	30,000	35,327
5.625% 2/1/17	35,000	40,274
•Regions Financial Trust II 6.625% 5/15/47	280,000	282,100
Santander Holdings USA 4.625% 4/19/16	10,000	10,727
*SVB Financial Group 5.375% 9/15/20	25,000	28,365
#*Turkiye Halk Bankasi 144A 3.875% 2/5/20	300,000	300,000
•USB Capital IX 3.50% 10/29/49	80,000	74,000
Wachovia
•0.674% 10/15/16	10,000	9,839
5.25% 8/1/14	20,000	21,240
Wells Fargo 3.45% 2/13/23	20,000	20,298

Zions Bancorporation
4.50% 3/27/17	5,000	5,352
7.75% 9/23/14	5,000	5,463
		1,975,102
Basic Industry – 5.59%
Airgas
1.65% 2/15/18	15,000	15,009
2.375% 2/15/20	5,000	5,034
AK Steel 7.625% 5/15/20	221,000	197,795
Alcoa 6.75% 7/15/18	15,000	17,263
#APERAM 144A 7.75% 4/1/18	225,000	223,313
ArcelorMittal
6.125% 6/1/18	775,000	836,619
10.35% 6/1/19	15,000	18,962
Barrick Gold 3.85% 4/1/22	10,000	10,338
Barrick North America Finance 4.40% 5/30/21	5,000	5,370
Cabot
2.55% 1/15/18	15,000	15,431
3.70% 7/15/22	5,000	5,054
#*Cemex Espana Luxembourg 144A 9.25% 5/12/20	309,000	346,080
CF Industries 6.875% 5/1/18	25,000	30,520
Dow Chemical 8.55% 5/15/19	34,000	45,951
EI du Pont de Nemours 2.80% 2/15/23	15,000	15,218
#Essar Steel Algoma 144A 9.375% 3/15/15	205,000	198,850
#*FMG Resources August 2006 144A
6.875% 2/1/18	115,000	122,044
6.875% 4/1/22	275,000	295,281
#Freeport-McMoRan Copper & Gold 144A
2.375% 3/15/18	10,000	9,999
3.10% 3/15/20	5,000	4,998
3.875% 3/15/23	5,000	4,997
5.45% 3/15/43	5,000	4,977
Georgia-Pacific 8.00% 1/15/24	25,000	34,944
#HD Supply 144A
*7.50% 7/15/20	400,000	401,500
10.50% 1/15/21	55,000	56,994
Headwaters 7.625% 4/1/19	310,000	333,250
Immucor 11.125% 8/15/19	275,000	314,875
#*Ineos Group Holdings 144A 8.50% 2/15/16	790,000	806,787
#Inmet Mining 144A 8.75% 6/1/20	300,000	327,750
International Paper 9.375% 5/15/19	5,000	6,882
#JMC Steel Group 144A 8.25% 3/15/18	305,000	325,588
#*Longview Fibre Paper & Packaging 144A 8.00% 6/1/16	305,000	321,775
#MacDermid 144A 9.50% 4/15/17	396,000	413,325
#Masonite International 144A 8.25% 4/15/21	370,000	413,475
#Mexichem de CV 144A 4.875% 9/19/22	500,000	528,749
#Murray Energy 144A 10.25% 10/15/15	270,000	272,700
#New Gold 144A 6.25% 11/15/22	380,000	401,850
Norcraft 10.50% 12/15/15	186,000	195,998
Nortek 8.50% 4/15/21	320,000	354,400
#Orion Engineered Carbons 144A 9.625% 6/15/18	320,000	353,600
Peabody Energy 6.25% 11/15/21	300,000	313,500
#Perstorp Holding 144A 8.75% 5/15/17	400,000	422,000
Rockwood Specialties Group 4.625% 10/15/20	360,000	373,950
#Ryerson 144A
9.00% 10/15/17	245,000	269,194
*11.25% 10/15/18	105,000	108,150
#Sappi Papier Holding 144A 8.375% 6/15/19	405,000	455,119
#Taminco Global Chemical 144A 9.75% 3/31/20	290,000	321,900
#TPC Group 144A 8.75% 12/15/20	450,000	456,750
#*US Coatings Acquisition 144A 7.375% 5/1/21	230,000	238,913
		11,253,021

Brokerage – 0.03%
Jefferies Group
5.125% 1/20/23	10,000	10,475
6.45% 6/8/27	5,000	5,425
6.50% 1/20/43	5,000	5,252
Lazard Group 6.85% 6/15/17	34,000	39,222
		60,374
Capital Goods – 2.53%
#ADT 144A 4.125% 6/15/23	5,000	5,127
Anixter 10.00% 3/15/14	15,000	16,200
#Ardagh Packaging Finance 144A 7.00% 11/15/20	360,000	361,800
Berry Plastics
9.75% 1/15/21	217,000	251,720
*10.25% 3/1/16	160,000	163,060
#BOE Merger 144A 9.50% 11/1/17	160,000	170,400
#Consolidated Container 144A 10.125% 7/15/20	385,000	418,688
#Crown Americas 144A 4.50% 1/15/23	35,000	34,388
#GenCorp 144A 7.125% 3/15/21	175,000	182,875
Kratos Defense & Security Solutions 10.00% 6/1/17	275,000	304,906
Mueller Water Products 7.375% 6/1/17	300,000	310,500
Reynolds Group Issuer 9.875% 8/15/19	555,000	609,113
#Sealed Air 144A
8.125% 9/15/19	70,000	78,925
8.375% 9/15/21	475,000	543,875
#Silver II Borrower 144A 7.75% 12/15/20	365,000	381,425
#Votorantim Cimentos 144A 7.25% 4/5/41	1,118,000	1,266,134
		5,099,136
Communications – 3.58%
AMC Networks 4.75% 12/15/22	200,000	200,250
American Tower 5.90% 11/1/21	30,000	35,426
AT&T 2.625% 12/1/22	15,000	14,598
#CC Holdings 144A 3.849% 4/15/23	5,000	5,036
CenturyLink 5.80% 3/15/22	210,000	213,938
#Clearwire Communications 144A 12.00% 12/1/15	375,000	406,641
#Columbus International 144A 11.50% 11/20/14	270,000	305,438
#Crown Castle Towers 144A 4.883% 8/15/20	30,000	34,275
#Digicel Group 144A
8.25% 9/30/20	200,000	214,300
10.50% 4/15/18	330,000	366,300
DirecTV Holdings
3.80% 3/15/22	10,000	10,058
5.15% 3/15/42	5,000	4,830
Frontier Communications 7.125% 3/15/19	120,000	130,200
Hughes Satellite Systems 7.625% 6/15/21	280,000	320,600
Intelsat Jackson Holdings 7.25% 10/15/20	75,000	80,719
Intelsat Luxembourg
11.25% 2/4/17	570,000	606,337
PIK 11.50% 2/4/17	319,784	340,570
Interpublic Group
2.25% 11/15/17	5,000	4,954
3.75% 2/15/23	10,000	9,680
4.00% 3/15/22	15,000	15,098
Level 3 Communications
#*144A 8.875% 6/1/19	190,000	205,913
11.875% 2/1/19	345,000	400,200
#Level 3 Financing 144A 7.00% 6/1/20	175,000	184,406
Qwest 6.75% 12/1/21	10,000	11,561
Satelites Mexicanos 9.50% 5/15/17	160,000	168,000
Sprint Capital 8.75% 3/15/32	178,000	210,040
Sprint Nextel
8.375% 8/15/17	475,000	553,375
9.125% 3/1/17	125,000	148,281

Telefonica Emisiones 5.462% 2/16/21	20,000	21,134
Time Warner Cable 8.25% 4/1/19	20,000	26,012
#UPCB Finance VI 144A 6.875% 1/15/22	150,000	163,125
#VimpelCom Holdings 144A 7.504% 3/1/22	275,000	308,000
#Vivendi 144A
3.45% 1/12/18	5,000	5,198
6.625% 4/4/18	25,000	29,289
Vodafone Group 2.95% 2/19/23	10,000	9,989
#Wind Acquisition Finance 144A
7.25% 2/15/18	535,000	553,724
11.75% 7/15/17	190,000	200,925
Windstream
7.50% 4/1/23	235,000	246,750
7.875% 11/1/17	55,000	62,563
Zayo Group 10.125% 7/1/20	320,000	376,800
		7,204,533
Consumer Cyclical – 2.72%
Amazon.com 2.50% 11/29/22	15,000	14,627
Burlington Coat Factory Warehouse 10.00% 2/15/19	325,000	359,938
#Burlington Holdings 144A 9.00% 2/15/18	75,000	75,000
#CDR DB Sub 144A 7.75% 10/15/20	450,000	457,875
CKE Restaurants 11.375% 7/15/18	175,000	204,750
CVS Caremark 2.75% 12/1/22	10,000	9,938
Darden Restaurants 3.35% 11/1/22	20,000	19,101
Dave & Buster's 11.00% 6/1/18	330,000	373,725
#^Dave & Buster's Entertainment 144A 10.004% 2/15/16	510,000	392,063
eBay 4.00% 7/15/42	10,000	9,292
Express 8.75% 3/1/18	118,000	129,505
Historic TW 6.875% 6/15/18	25,000	31,278
#Landry's 144A 9.375% 5/1/20	375,000	404,063
Levi Strauss 7.625% 5/15/20	300,000	328,500
Michaels Stores 11.375% 11/1/16	61,000	63,898
#Pantry 144A 8.375% 8/1/20	405,000	436,894
#Party City Holdings 144A 8.875% 8/1/20	435,000	475,237
*Quiksilver 6.875% 4/15/15	250,000	251,250
QVC 5.125% 7/2/22	10,000	10,594
Rite Aid 9.25% 3/15/20	385,000	433,125
Sealy Mattress
8.25% 6/15/14	310,000	311,553
#144A10.875% 4/15/16	8,000	8,530
#Tempur-Pedic International 144A 6.875% 12/15/20	215,000	227,900
Walgreen 3.10% 9/15/22	15,000	15,083
Western Union 3.65% 8/22/18	10,000	10,311
#Wok Acquisition 144A 10.25% 6/30/20	375,000	401,719
Wyndham Worldwide
2.50% 3/1/18	5,000	5,035
4.25% 3/1/22	5,000	5,237
5.625% 3/1/21	10,000	11,201
5.75% 2/1/18	5,000	5,759
		5,482,981
Consumer Non-Cyclical – 1.46%
#Alphabet Holding 144A 7.75% 11/1/17	145,000	150,981
Amgen
3.875% 11/15/21	5,000	5,448
5.375% 5/15/43	5,000	5,701
Boston Scientific 6.00% 1/15/20	10,000	11,703
CareFusion 6.375% 8/1/19	65,000	78,002
Celgene 3.95% 10/15/20	15,000	16,193
ConAgra Foods 3.20% 1/25/23	10,000	9,997
Constellation Brands 6.00% 5/1/22	290,000	318,275
Covidien International Finance 4.20% 6/15/20	20,000	22,585
Dean Foods 7.00% 6/1/16	219,000	243,364

Del Monte 7.625% 2/15/19	300,000	312,750
Energizer Holdings 4.70% 5/24/22	20,000	21,255
#*ESAL 144A 6.25% 2/5/23	200,000	199,000
#Heineken 144A
2.75% 4/1/23	5,000	4,882
3.40% 4/1/22	15,000	15,554
#JBS USA 144A 8.25% 2/1/20	290,000	313,925
Kraft Foods Group 5.00% 6/4/42	5,000	5,479
Laboratory Corp. of America Holdings 2.20% 8/23/17	15,000	15,239
NBTY 9.00% 10/1/18	318,000	357,353
Newell Rubbermaid 2.05% 12/1/17	5,000	5,034
PepsiCo 2.75% 3/1/23	15,000	15,048
Quest Diagnostics 4.70% 4/1/21	5,000	5,488
Safeway 4.75% 12/1/21	15,000	15,639
Smithfield Foods 6.625% 8/15/22	185,000	201,650
#Spectrum Brands Escrow 144A
6.375% 11/15/20	75,000	79,969
6.625% 11/15/22	280,000	302,400
Visant 10.00% 10/1/17	145,000	131,588
#Woolworths 144A 3.15% 4/12/16	10,000	10,554
Zimmer Holdings 4.625% 11/30/19	30,000	34,134
#Zoetis 144A 3.25% 2/1/23	20,000	20,160
		2,929,350
Energy – 6.79%
American Petroleum Tankers Parent 10.25% 5/1/15	304,000	316,540
AmeriGas Finance 7.00% 5/20/22	300,000	325,500
#Antero Resources Finance 144A 6.00% 12/1/20	390,000	406,575
#Atlas Pipeline Partners 144A 5.875% 8/1/23	105,000	104,606
Calumet Specialty Products Partners 9.375% 5/1/19	720,000	799,199
Chaparral Energy
#144A 7.625% 11/15/22	180,000	194,400
8.25% 9/1/21	335,000	378,550
Chesapeake Energy
*6.125% 2/15/21	55,000	58,575
6.625% 8/15/20	335,000	368,500
Comstock Resources 7.75% 4/1/19	365,000	375,950
Copano Energy
7.125% 4/1/21	65,000	74,669
7.75% 6/1/18	199,000	210,691
Crosstex Energy
#144A 7.125% 6/1/22	135,000	143,100
8.875% 2/15/18	210,000	227,325
#Drill Rigs Holdings 144A 6.50% 10/1/17	390,000	396,825
#Gazprom OAO Via Gaz Capital 144A 3.85% 2/6/20	500,000	506,400
#*Genesis Energy 144A 5.75% 2/15/21	440,000	456,225
#Halcon Resources 144A 8.875% 5/15/21	425,000	459,000
#Hercules Offshore 144A 10.50% 10/15/17	547,000	596,230
#Hilcorp Energy I 144A 8.00% 2/15/20	271,000	298,778
Holly 9.875% 6/15/17	206,000	220,935
#Holly Energy Partners 144A 6.50% 3/1/20	85,000	91,375
Kodiak Oil & Gas
#144A 5.50% 1/15/21	10,000	10,363
8.125% 12/1/19	430,000	485,900
Laredo Petroleum
7.375% 5/1/22	75,000	81,750
9.50% 2/15/19	325,000	368,875
Linn Energy
6.50% 5/15/19	60,000	62,400
8.625% 4/15/20	241,000	267,811
MarkWest Energy Partners 6.50% 8/15/21	174,000	188,790
Murphy Oil
2.50% 12/1/17	5,000	5,016
3.70% 12/1/22	10,000	9,686

Newfield Exploration 5.625% 7/1/24	10,000	10,475
Oasis Petroleum 7.25% 2/1/19	235,000	254,975
Offshore Group Investments 11.50% 8/1/15	127,000	138,748
#PDC Energy 144A 7.75% 10/15/22	270,000	286,875
Pemex Project Funding Master Trust 6.625% 6/15/35	1,000,000	1,204,999
Petrobras International Finance
3.875% 1/27/16	10,000	10,503
5.375% 1/27/21	39,000	42,771
#Petroleos Mexicanos 144A 5.50% 6/27/44	512,000	527,360
Pioneer Energy Services 9.875% 3/15/18	361,000	396,198
Pride International 6.875% 8/15/20	20,000	25,101
Range Resources 5.00% 8/15/22	300,000	308,250
Regency Energy Partners 6.875% 12/1/18	200,000	217,000
#Samson Investment 144A 9.75% 2/15/20	440,000	470,250
SandRidge Energy
7.50% 3/15/21	155,000	162,750
8.125% 10/15/22	150,000	162,188
8.75% 1/15/20	10,000	10,800
SESI 7.125% 12/15/21	285,000	317,063
Spectra Energy Capital 3.30% 3/15/23	5,000	4,986
Statoil 2.45% 1/17/23	10,000	9,850
Talisman Energy 5.50% 5/15/42	25,000	26,300
TNK-BP Finance 7.875% 3/13/18	400,000	486,000
Total Capital Canada 2.75% 7/15/23	10,000	10,105
*Transocean 3.80% 10/15/22	25,000	25,033
Weatherford International
4.50% 4/15/22	5,000	5,180
9.625% 3/1/19	15,000	19,710
#Woodside Finance 144A
8.125% 3/1/14	15,000	16,042
8.75% 3/1/19	15,000	19,863
		13,659,914
Financials – 0.95%
ETrade Financial 6.375% 11/15/19	390,000	408,525
General Electric Capital
2.10% 12/11/19	35,000	35,717
3.10% 1/9/23	5,000	4,965
5.55% 5/4/20	5,000	5,972
6.00% 8/7/19	45,000	54,956
#•ILFC E-Capital Trust II 144A 6.25% 12/21/65	455,000	425,425
International Lease Finance
5.875% 4/1/19	330,000	356,214
6.25% 5/15/19	12,000	13,202
8.75% 3/15/17	20,000	23,675
#Nuveen Investments 144A 9.50% 10/15/20	570,000	581,400
		1,910,051
Healthcare – 2.57%
Air Medical Group Holdings 9.25% 11/1/18	257,000	285,591
Alere
#144A 7.25% 7/1/18	195,000	205,238
9.00% 5/15/16	255,000	269,025
#Biomet 144A 6.50% 10/1/20	390,000	403,649
Cardinal Health
1.70% 3/15/18	10,000	10,079
3.20% 3/15/23	5,000	5,093
#CDRT Holding PIK 144A 9.25% 10/1/17	190,000	196,413
Community Health Systems
7.125% 7/15/20	290,000	312,838
8.00% 11/15/19	265,000	293,819
DaVita HealthCare Partners 6.625% 11/1/20	300,000	328,500
#Fresenius Medical Care US Finance II 144A 5.875% 1/31/22	300,000	330,750

HealthSouth 7.75% 9/15/22	54,000	59,265
#Kinetic Concepts 144A
10.50% 11/1/18	250,000	270,625
*12.50% 11/1/19	215,000	212,850
#MultiPlan 144A 9.875% 9/1/18	428,000	477,219
Radnet Management 10.375% 4/1/18	209,000	216,838
#Sky Growth Acquisition Holdings 144A 7.375% 10/15/20	590,000	611,387
#STHI Holding 144A 8.00% 3/15/18	275,000	301,813
#Truven Health Analytics 144A 10.625% 6/1/20	125,000	140,625
#VPI Escrow 144A 6.375% 10/15/20	220,000	237,875
		5,169,492
Industrials – 0.03%
#URS 144A 3.85% 4/1/17	10,000	10,410
Yale University 2.90% 10/15/14	45,000	46,781
		57,191
Insurance – 1.68%
American International Group
6.40% 12/15/20	15,000	18,687
•8.175% 5/15/58	435,000	576,919
•Chubb 6.375% 3/29/67	15,000	16,444
#Highmark 144A
4.75% 5/15/21	5,000	4,985
6.125% 5/15/41	5,000	4,781
#Hub International 144A 8.125% 10/15/18	450,000	471,375
*•ING Groep 5.775% 12/29/49	725,000	688,751
#ING US 144A
2.90% 2/15/18	10,000	10,079
5.50% 7/15/22	5,000	5,530
#Liberty Mutual Group 144A
4.95% 5/1/22	10,000	10,944
6.50% 5/1/42	10,000	11,391
•7.00% 3/15/37	385,000	394,625
MetLife 6.40% 12/15/36	100,000	108,608
#Onex USI Acquisition 144A 7.75% 1/15/21	395,000	392,531
Prudential Financial 3.875% 1/14/15	35,000	36,932
WellPoint 3.30% 1/15/23	20,000	20,278
•XL Group 6.50% 12/29/49	625,000	612,501
		3,385,361
Media – 2.97%
CCO Holdings 5.25% 9/30/22	385,000	380,669
#Cequel Communications Escrow 1 144A 6.375% 9/15/20	300,000	311,625
Clear Channel Communications 9.00% 3/1/21	655,000	596,049
Clear Channel Worldwide Holdings 7.625% 3/15/20	390,000	405,300
CSC Holdings 6.75% 11/15/21	265,000	290,506
#DISH DBS 144A 5.00% 3/15/23	360,000	359,100
Entravision Communications 8.75% 8/1/17	317,000	346,323
#Griffey Intermediate 144A 7.00% 10/15/20	385,000	392,700
MDC Partners 11.00% 11/1/16	387,000	428,603
#Nara Cable Funding 144A 8.875% 12/1/18	400,000	417,500
NBCUniversal Media 2.875% 1/15/23	10,000	10,036
#Nexstar Broadcasting 144A 6.875% 11/15/20	385,000	404,250
#Nielsen Finance 144A 4.50% 10/1/20	75,000	74,438
#Ono Finance II 144A 10.875% 7/15/19	240,000	250,800
#Sinclair Television Group 144A 6.125% 10/1/22	200,000	214,500
#Univision Communications 144A 8.50% 5/15/21	755,000	827,668
#UPC Holding 144A 9.875% 4/15/18	245,000	275,625
		5,985,692
Natural Gas – 0.11%
El Paso Pipeline Partners Operating 6.50% 4/1/20	15,000	18,198
•Enbridge Energy Partners 8.05% 10/1/37	25,000	28,277
Energy Transfer Partners
3.60% 2/1/23	10,000	10,014
9.70% 3/15/19	7,000	9,487

Enterprise Products Operating
•7.034% 1/15/68	25,000	28,592
9.75% 1/31/14	5,000	5,409
#GDF Suez 144A 2.875% 10/10/22	10,000	9,943
Kinder Morgan Energy Partners
3.50% 9/1/23	5,000	5,076
9.00% 2/1/19	20,000	26,865
Plains All American Pipeline 8.75% 5/1/19	10,000	13,567
Sunoco Logistics Partners Operations 3.45% 1/15/23	10,000	10,014
•TransCanada Pipelines 6.35% 5/15/67	30,000	32,055
Williams Partners 7.25% 2/1/17	20,000	24,154
		221,651
Real Estate – 0.26%
Alexandria Real Estate Equities 4.60% 4/1/22	15,000	16,228
BRE Properties 3.375% 1/15/23	10,000	9,927
DDR
4.75% 4/15/18	5,000	5,535
7.50% 4/1/17	5,000	5,967
7.875% 9/1/20	20,000	25,473
Digital Realty Trust
5.25% 3/15/21	20,000	22,264
5.875% 2/1/20	10,000	11,404
Host Hotels & Resorts
4.75% 3/1/23	20,000	21,550
5.25% 3/15/22	300,000	334,547
Mack-Cali Realty 4.50% 4/18/22	10,000	10,657
National Retail Properties 3.80% 10/15/22	5,000	5,134
Regency Centers 5.875% 6/15/17	20,000	23,049
UDR 4.625% 1/10/22	15,000	16,616
#WEA Finance 144A 4.625% 5/10/21	10,000	11,122
		519,473
Service – 4.99%
#Algeco Scotsman Global Finance 144A
8.50% 10/15/18	375,000	403,125
10.75% 10/15/19	785,000	816,399
Ameristar Casinos 7.50% 4/15/21	285,000	306,731
ARAMARK
#144A 5.75% 3/15/20	200,000	205,000
8.50% 2/1/15	173,000	174,083
#BC Mountain 144A 7.00% 2/1/21	110,000	113,575
#*Beazer Homes USA 144A 7.25% 2/1/23	35,000	35,438
Caesars Entertainment Operating 8.50% 2/15/20	380,000	371,688
#Carlson Wagonlit 144A 6.875% 6/15/19	290,000	304,500
#Cedar Fair 144A 5.25% 3/15/21	110,000	110,000
#CEVA Group 144A 8.375% 12/1/17	450,000	467,999
*CityCenter Holdings PIK 10.75% 1/15/17	200,000	222,000
#DigitalGlobe 144A 5.25% 2/1/21	325,000	323,781
#H&E Equipment Services 144A 7.00% 9/1/22	350,000	385,000
Iron Mountain 8.375% 8/15/21	140,000	154,350
Kansas City Southern de Mexico
6.125% 6/15/21	60,000	67,650
8.00% 2/1/18	227,000	250,835
M/I Homes 8.625% 11/15/18	486,000	538,244
#Mattamy Group 144A 6.50% 11/15/20	390,000	390,488
Meritage Homes 7.00% 4/1/22	60,000	66,750
MGM Resorts International
#144A 6.75% 10/1/20	215,000	225,750
7.75% 3/15/22	180,000	198,675
11.375% 3/1/18	643,000	811,787
NCL
#144A 5.00% 2/15/18	301,000	304,010
9.50% 11/15/18	35,000	39,200

PHH
*7.375% 9/1/19	205,000	231,650
9.25% 3/1/16	196,000	229,810
Pinnacle Entertainment
7.75% 4/1/22	125,000	131,875
8.75% 5/15/20	58,000	62,713
Seven Seas Cruises 9.125% 5/15/19	305,000	328,638
Standard Pacific 10.75% 9/15/16	134,000	167,500
Swift Services Holdings 10.00% 11/15/18	370,000	425,500
#Taylor Morrison Communities 144A 7.75% 4/15/20	385,000	415,800
United Rentals North America
6.125% 6/15/23	70,000	73,850
7.625% 4/15/22	85,000	94,563
8.25% 2/1/21	255,000	290,381
West 7.875% 1/15/19	300,000	315,000
		10,054,338
Technology – 2.58%
Avaya
9.75% 11/1/15	45,000	44,494
10.125% 11/1/15	387,000	382,646
#Bombardier 144A 5.75% 3/15/22	305,000	311,100
CDW
8.50% 4/1/19	225,000	249,188
12.535% 10/12/17	171,000	184,466
Equinix
4.875% 4/1/20	132,000	132,000
5.375% 4/1/23	263,000	263,000
First Data
#144A 8.25% 1/15/21	375,000	385,313
11.25% 3/31/16	400,000	397,500
*#144A 11.25% 1/15/21	260,000	266,500
GXS Worldwide 9.75% 6/15/15	302,000	315,590
iGate 9.00% 5/1/16	290,000	317,188
Infor US 9.375% 4/1/19	445,000	501,737
Intel 2.70% 12/15/22	10,000	9,904
j2 Global 8.00% 8/1/20	585,000	623,024
MagnaChip Semiconductor 10.50% 4/15/18	276,000	310,500
Microsoft 2.125% 11/15/22	10,000	9,752
National Semiconductor 6.60% 6/15/17	20,000	24,483
NetApp
2.00% 12/15/17	5,000	5,003
3.25% 12/15/22	10,000	9,841
Oracle 5.75% 4/15/18	5,000	6,059
#Seagate Technology International 144A 10.00% 5/1/14	10,000	10,675
Symantec 4.20% 9/15/20	5,000	5,310
#Viasystems 144A 7.875% 5/1/19	395,000	413,763
Xerox 6.35% 5/15/18	10,000	11,638
		5,190,674
Transportation – 0.05%
#Brambles USA 144A
3.95% 4/1/15	15,000	15,696
5.35% 4/1/20	15,000	16,862
#ERAC USA Finance 144A 5.25% 10/1/20	35,000	40,625
#Penske Truck Leasing 144A
3.375% 3/15/18	5,000	5,211
4.875% 7/11/22	15,000	15,819
		94,213
Utilities – 0.86%
AES
7.375% 7/1/21	295,000	334,825
8.00% 6/1/20	64,000	74,720

Ameren Illinois 9.75% 11/15/18		45,000	62,280
#American Transmission Systems 144A 5.25% 1/15/22		25,000	29,004
#APT Pipelines 144A 3.875% 10/11/22		5,000	4,926
CenterPoint Energy 5.95% 2/1/17		13,000	15,011
CMS Energy
4.25% 9/30/15		10,000	10,691
6.25% 2/1/20		5,000	5,950
Commonwealth Edison 5.80% 3/15/18		5,000	6,044
Elwood Energy 8.159% 7/5/26		173,501	181,308
Exelon Generation
4.00% 10/1/20		5,000	5,280
4.25% 6/15/22		10,000	10,546
*GenOn Americas Generation 8.50% 10/1/21		235,000	277,300
GenOn Energy 9.875% 10/15/20		390,000	450,450
Great Plains Energy 5.292% 6/15/22		15,000	16,906
•Integrys Energy Group 6.11% 12/1/66		15,000	15,914
Ipalco Enterprises 5.00% 5/1/18		10,000	10,700
LG&E and KU Energy 4.375% 10/1/21		20,000	21,886
#Narragansett Electric 144A 4.17% 12/10/42		5,000	4,947
#Niagara Mohawk Power 144A 2.721% 11/28/22		10,000	9,846
Nisource Finance
5.25% 2/15/43		10,000	10,651
5.80% 2/1/42		5,000	5,601
Pennsylvania Electric 5.20% 4/1/20		25,000	28,544
•PPL Capital Funding 6.70% 3/30/67		25,000	26,586
PPL Electric Utilities 3.00% 9/15/21		10,000	10,474
Public Service Oklahoma 5.15% 12/1/19		30,000	35,151
Puget Energy 6.00% 9/1/21		5,000	5,637
•Puget Sound Energy 6.974% 6/1/67		20,000	21,846
SCANA 4.125% 2/1/22		15,000	15,755
•Wisconsin Energy 6.25% 5/15/67		20,000	21,730
			1,730,509
Total Corporate Bonds (cost $78,577,403)			84,282,376
Non-Agency Asset-Backed Securities – 0.13%
•Citicorp Residential Mortgage Securities Series 2006-3 A5 5.948% 11/25/36		100,000	96,652
Discover Card Master Trust Series 2007-A1 A1 5.65% 3/16/20		100,000	120,092
•Nissan Master Owner Trust Receivables Series 2012-A A 0.671% 5/15/17		25,000	25,106
World Financial Network Credit Card Master Trust Series 2012-B A 1.76% 5/17/21		10,000	10,184
Total Non-Agency Asset-Backed Securities (cost $221,907)			252,034

Non-Agency Collateralized Mortgage Obligations – 0.07%
Citicorp Mortgage Securities Series 2007-1 2A1 5.50% 1/25/22		13,463	13,535
•GSR Mortgage Loan Trust Series 2006-AR1 3A1 3.171% 1/25/36		102,499	93,704
•MASTR ARM Trust Series 2006-2 4A1 2.644% 2/25/36		36,413	33,877
Total Non-Agency Collateralized Mortgage Obligations (cost $149,933)			141,116

«Senior Secured Loans – 1.22%
@Avis Budget Car Rental 5.375% 1/2/14		370,000	370,000
Brock Holdings III 10.00% 2/15/18		100,000	101,125
Equipower Resources Holdings Tranche 2nd Lien 10.00% 5/23/19		150,000	153,938
@Monarch Financial Holdings 1.00% 1/27/14		260,000	260,000
Rite Aid Tranche 2nd Lien 5.75% 8/3/20		465,000	478,310
Smart & Final Tranche 2nd Lien 10.50% 11/8/20		410,000	420,763
SUPERVALU 1st Lien 6.25% 1/10/19		415,000	421,311
WideOpenWest Finance 1st Lien 6.25% 7/17/18		243,775	247,187
Total Senior Secured Loans (cost $2,401,974)			2,452,634

ΔSovereign Bonds – 7.59%
Brazil – 3.00%
Brazil Government International 5.625% 1/7/41		857,000	1,032,685
Brazil Notas do Tesouro Nacional Serie F 10.00% 1/1/17	BRL	9,600,000	5,004,410
			6,037,095

Indonesia – 3.35%
Indonesia Government International 6.625% 2/17/37	USD	1,350,000	1,701,000
Indonesia Treasury Bonds
7.00% 5/15/27	IDR	33,900,000,000	3,836,459
11.00% 11/15/20	IDR	8,504,000,000	1,207,077
			6,744,536
Mexico – 0.44%
Mexican Bonos
6.00% 6/18/15	MXN	627,000	50,967
8.00% 12/17/15	MXN	9,854,500	843,016
			893,983
Panama – 0.47%
Panama Government International 6.70% 1/26/36	USD	700,000	941,500
			941,500
Poland – 0.33%
Poland Government
4.00% 10/25/23	PLN	624,000	196,869
5.75% 10/25/21	PLN	1,318,000	470,678
			667,547
Total Sovereign Bonds (cost $15,215,749)			15,284,661

U.S. Treasury Obligations – 0.36%
U.S. Treasury Bond 2.75% 11/15/42	USD	25,000	23,273
U.S. Treasury Notes
0.75% 2/28/18		65,000	64,949
2.00% 2/15/23		630,000	636,498
Total U.S. Treasury Obligations (cost $715,137)			724,720

Leveraged Non-Recourse Security – 0.00%
t@#JPMorgan Fixed Income Pass Through Trust Series 2007-B 144A 0.00% 1/15/87		500,000	0
Total Leveraged Non-Recourse Security (cost $425,000)			0

		Number of
		Shares
Limited Partnership – 0.34%
Brookfield Infrastructure Partners		5,400	214,110
Lehigh Gas Partners		22,400	466,144
Total Limited Partnership (cost $607,629)			680,254

Preferred Stock – 0.84%
Alabama Power 5.625%		410	10,492
#Ally Financial 144A 7.00%		600	583,818
*BB&T 5.85%		225	5,882
Freddie Mac 6.02%		40,000	77,800
•GMAC Capital Trust I 8.125%		12,000	318,480
•PNC Financial Services Group 8.25%		10,000	10,139
ProLogis 6.75%		7,050	179,114
Public Storage 5.20%		200	5,016
Regions Financial 6.375%		16,000	399,680
Vornado Realty 6.625%		3,700	93,758
Total Preferred Stock (cost $2,376,398)			1,684,179

Warrant – 0.00%
=Nieuwe Steen Investments		100	0
Total Warrant (cost $0)			0

		Principal
		Amount°
Short-Term Investments – 0.91%
Repurchase Agreements – 0.91%
Bank of America 0.12%, dated 2/28/13, to be
repurchased on 3/1/13, repurchase price $705,659
(collateralized by U.S. government obligations 0.00%-0.375%
7/25/13-10/15/15; market value $719,770)	USD	705,657	705,657

BNP Paribas 0.15%, dated 2/28/13, to be
repurchased on 3/1/13, repurchase price $1,127,348
(collateralized by U.S. government obligations 0.00%-1.875%
5/30/13-8/31/17; market value $1,149,890)	1,127,343	1,127,343
Total Short-Term Investments (cost $1,833,000)		1,833,000

Total Value of Securities Before Securities Lending Collateral – 131.75%
(cost $242,891,512)		265,207,606

	Number of
	Shares
**Securities Lending Collateral – 7.51%
Investment Companies
Delaware Investments Collateral Fund No.1	15,116,641	15,116,641
†@Mellon GSL Reinvestment Trust II	385,685	0
Total Securities Lending Collateral (cost $15,502,326)		15,116,641

Total Value of Securities – 139.26%
(cost $258,393,838)		280,324,247 ©

	Number of
	Contracts
Options Written – (0.02%)
Call Options – (0.02%)
Research In Motion, strike price $15.00, expires 3/16/13 (MSC)	(350)	(10,850)
Coach, strike price $48.00, expires 3/16/13 (MSC)	(205)	(22,550)
Total Options Written (premium received ($118,602))		(33,400)

**Obligation to Return Securities Lending Collateral – (7.70%)		(15,502,326)
Borrowing Under Line of Credit – (32.65%)		(65,725,000)
«Receivables and Other Assets Net of Other Liabilities – 1.11%		2,228,056
Net Assets Applicable to 15,863,616 Shares Outstanding – 100.00%		$201,291,577

❖Securities have been classified by type of business.
†Non income producing security.
 *Fully or partially on loan.
 =Security is being fair valued in accordance with the Fund’s fair valuation policy. At Feb. 28, 2013, the aggregate value of fair valued securities was $0, which represented 0.00% of the Fund’s net assets. See Note 1 in "Notes."
 @Illiquid security. At Feb. 28, 2013, the aggregate value of illiquid securities was $630,000, which represented 0.31% of the Fund’s net assets. See Note 6 in "Notes."
 °Principal amount shown is stated in the currency in which each security is denominated.
 •Variable rate security. The rate shown is the rate as of Feb. 28, 2013. Interest rates reset periodically.
 #Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Feb. 28, 2013, the aggregate value of Rule 144A securities was $47,857,559, which represented 23.78% of the Fund’s net assets. See Note 6 in "Notes."
 tPass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
ΦStep coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at Feb. 28, 2013.
 ^Zero coupon security. The rate shown is the yield at the time of purchase.
 «Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at Feb. 28, 2013.
ΔSecurities have been classified by country of origin.
 **See Note 5 in “Notes” for additional information on securities lending collateral.
©Includes $14,656,807 of securities loaned.
«Includes foreign currency valued at $1,201,909 with a cost of $1,206,413.

The following foreign currency exchange contracts and swap contracts were outstanding at Feb. 28, 2013:1

Foreign Currency Exchange Contracts

						Unrealized
	Contracts to		In Exchange		Settlement	Appreciation
Counterparty	Receive (Deliver)		For		Date	(Depreciation)
MNB	AUD	(3,717)	USD	3,796	3/1/13	$1
MNB	EUR	531,926	USD	(697,781)	3/1/13	(3,266)
						$(3,265)

Swap Contracts
CDS Contracts

						Unrealized
	Swap	Notional		Annual Protection	Termination	Appreciation
Counterparty	Referenced Obligation	Value		Payments	Date	(Depreciation)
	Protection Purchased:
JPMC	ITRAXX Europe Crossover
	Financials 18.1 5yr CDS	EUR	70,000	5.00%	12/20/17	$(190)
JPMC	ITRAXX Europe Financial
	Financials 18.1 5yr CDS	EUR	15,000	5.00%	12/20/17	173
						$(17)

The use of foreign currency exchange contract and swap contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contracts and notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 4 in “Notes.”

Summary of Abbreviations:
ADR – American Depositary Receipt
AUD – Australian Dollar
ARM – Adjustable Rate Mortgage
BAML – Bank of America Merrill Lynch
BRL– Brazilian Real
CDS – Credit Default Swaps
EUR – European Monetary Unit
FDR – Fiduciary Depositary Receipt
GNMA – Government National Mortgage Association
IDR – Indonesian Rupiah
JPMC – JPMorgan Chase Bank
MNB – Mellon National Bank
MSC – Morgan Stanley Capital
MXN – Mexican Peso
PIK – Pay-in-kind
PLN – Polish Zloty
REIT – Real Estate Investment Trust
REMIC – Real Estate Mortgage Investment Conduit
S.F. – Single Family
TBA – To be announced
USD – United States Dollar
yr – Year

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Enhanced Global Dividend and Income Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Debt securities and credit default swap (CDS) contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Swap prices are derived using daily swap curves and models that incorporate a number of market date factors, such as discounted cash flows, trades and values of the underlying investment company. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Directors (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal & Foreign Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken for all open federal income tax years (Nov. 30, 2009 – Nov. 30, 2012), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regards to foreign taxes only, the Fund has open tax years in certain foreign countries it invests in that may date back to the inception of the Fund.

Distributions – The Fund has implemented a managed distribution policy. Under the policy, the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted, and if necessary, a return of capital. Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years. For federal income tax purposes, the effect of such capital loss carryovers may be to convert (to the extent of such current year gains) what would otherwise be returns of capital into distributions taxable as ordinary income. This tax effect can occur during times of extended market volatility. Under the Regulated Investment Company Modernization Act of 2010 (Act), this tax effect attributable to the Fund’s capital loss carryovers (the conversion of returns of capital into distributions taxable as ordinary income) will no longer apply to net capital losses of the Fund arising in Fund tax years beginning after Nov. 30, 2012. The actual determination of the source of the Fund’s distributions can be made only at year end.

Repurchase Agreements – The Fund may purchase certain U.S. government securities subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund's custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Feb. 28, 2013.

To Be Announced Trades – The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., "when issued," "delayed delivery," "forward commitment," or "TBA transactions") consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally isolates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. For foreign equity securities, these changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends and interest have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Taxable non-cash dividends are recorded as dividend income. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer.

2. Investments
At Feb. 28, 2013, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At Feb. 28, 2013, the cost of investments and unrealized appreciation (depreciation) for the Fund was as follows:

Cost of investments	$259,413,393
Aggregate unrealized appreciation	$30,965,816
Aggregate unrealized depreciation	(10,088,362)
Net unrealized appreciation	$20,877,454

For federal income tax purposes, at Nov. 30, 2012, capital loss carryforwards of $59,453,692 may be carried forward and applied against future capital gains. Capital loss carryforwards will expire as follows: $3,221,272 expires in 2015, $33,984,198 expires in 2016 and $22,248,222 expires in 2017.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1-inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)
Level 2-other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)
Level 3-inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of Feb. 28, 2013:

	Level 1	Level 2	Level 3	Total
Agency, Asset & Mortgage-
Backed Securities	$-	$2,748,894	$-	$2,748,894
Common Stock	123,098,474	-	-	123,098,474
Convertible Preferred Stock	2,254,178	3,165,947	-	5,420,125
Corporate Debt	-	113,134,049	-	113,134,049
Exchange-Traded Funds	599,250	-	-	599,250
Foreign Debt	-	15,284,661	-	15,284,661
U.S. Treasury Obligations	-	724,720	-	724,720
Other	1,692,676	671,757	-	2,364,433
Short-Term Investments	-	1,833,000	-	1,833,000
Securities Lending Collateral	-	15,116,641	-	15,116,641
Total	$127,644,578	$152,679,669	$-	$280,324,247

Foreign Currency Exchange Contracts	$-	$(3,625)	$-	$(3,625)
Options Written	(33,400)	-	-	(33,400)
Swap Contracts	-	(17)	-	(17)

The securities that have been deemed worthless on the schedule of investments are considered to be Level 3 securities in this table.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning, interim or end of the period in relation to net assets. Management has determined not to provide additional disclosure on Level 3 input under ASU No. 2011-04 since the Level 3 investments are not considered significant to the Fund's net assets at the end of the period.

During the period ended Feb. 28, 2013, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a significant impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value price during the period. In accordance with the fair valuation procedures described in Note 1, International Fair Value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

3. Line of Credit
For the period ended Feb 28, 2013, the Fund borrowed money pursuant to a $67,000,000 Credit Agreement with The Bank of New York Mellon (BNY Mellon) that expires on June 26, 2013. Depending on market conditions, the amount borrowed by the Fund pursuant to the Credit Agreement may be reduced or possibly increased in the future.

At Feb. 28, 2013, the par value of loans outstanding was $65,725,000 at a variable interest rate of 1.14%. During the period ended Feb. 28, 2013, the average daily balance of loans outstanding was $65,725,000 at a weighted average interest rate of approximately 1.12%.

Interest on borrowings is based on a variable short-term rate plus an applicable margin. The commitment fee under the Credit Agreement is computed at a rate of 0.20% per annum on the unused balance. The loan is collateralized by the Fund’s portfolio.

4. Derivatives
U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity's results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Options Contracts – During the period ended Feb. 28, 2013, the Fund entered into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps “swaptions”, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the options purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change.

Transactions in options written during the period ended Feb. 28, 2013 for the Fund were as follows:

	Number of
	Contracts	Premiums
Options outstanding at Nov. 30, 2012	-	$-
Options written	1,010	163,972
Options expired	(455)	(45,370)
Options outstanding at Feb. 28, 2013	555	$118,602

Swap Contracts – The Fund enters into CDS contracts in the normal course of pursuing its investment objective and strategies. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular referenced security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the period ended Feb. 28, 2013, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Swaps Generally. The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the schedule of investments.

5. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by Delaware Management Company (DMC), a series of Delaware Management Business Trust, that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. In October 2008, BNY Mellon transferred certain distressed securities from the Fund’s previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall.

At Feb. 28, 2013, the value of securities on loan was $14,656,807, for which the Fund received collateral, comprised of non-cash collateral valued at $248,061, and cash collateral of $15,502,326. At Feb. 28, 2013, the value of invested collateral was $15,116,641. Investments purchased with cash collateral are presented on the schedule of investments under the caption "Securities Lending Collateral".

6. Credit and Market Risk
The Fund borrows through its line of credit for purposes of leveraging. Leveraging may result in higher degrees of volatility because the Fund’s net asset value could be subject to fluctuations in short-term interest rates and changes in market value of portfolio securities attributable to the leverage.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Rating and Ba or lower by Moody’s Investors Service, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the period ended Feb. 28, 2013. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 10% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the schedule of investments.

7. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to Feb. 28, 2013 that would require recognition or disclosure in the Fund’s schedule of investments.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: